UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 24, 2012

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16441 (Commission File Number)	76-0470458 (IRS Employer Identification Number)

1220 Augusta Drive
Suite 500
Houston, TX 77057
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indenture

On December 24, 2012, CC Holdings GS V LLC (“CCL”) and Crown Castle GS III Corp. (“Co-Issuer” and, together with CCL, “Issuers”) issued $500.0 million aggregate principal amount of  2.381% Senior Secured Notes due 2017 (“2017 Notes”) and $1.0 billion aggregate principal amount of 3.849% Senior Secured Notes due 2023 (“2023 Notes” and, together with the 2017 Notes, “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”), and outside of the United States pursuant to Regulation S under the Securities Act.  The Notes were issued pursuant to an indenture dated as of December 24, 2012 (“Indenture”), by and among the Issuers, the Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”).  The Issuers and the Guarantors are indirect wholly owned subsidiaries of Crown Castle International Corp. (“Company”).

The 2017 Notes will bear interest at a rate of 2.381% per annum, payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2013, to persons who are registered holders of the 2017 Notes on the immediately preceding June 1 and December 1, respectively.  The 2023 Notes will bear interest at a rate of 3.849% per annum, payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2013, to persons who are registered holders of the 2023 Notes on the immediately preceding April 1 and October 1, respectively.

The Notes are guaranteed by the direct and indirect wholly owned subsidiaries of CCL, other than the Co-Issuer (collectively, “Guarantors”). The Notes are not guaranteed by and will not constitute obligations of the Company or any of its subsidiaries, other than the Issuers and the Guarantors.  The Notes will be paid solely from the cash flows generated from operation of the towers held directly and indirectly by CCL and the Guarantors.

Concurrently with the issuance of the Notes, CCL and certain of its subsidiaries entered into a pledge and security agreement with the Trustee.  Pursuant to the terms of such pledge and security agreement, the Notes are secured on a first priority basis by a pledge of the equity interest of the Guarantors.

The Indenture limits, among other things, the ability of CCL and its subsidiaries to incur indebtedness, incur liens, enter into certain mergers or certain change of control transactions and enter into related party transactions, in each case subject to a number of exceptions and qualifications set forth in the Indenture.

The 2017 Notes will mature on December 15, 2017 and the 2023 Notes will mature on April 15, 2023.  However, CCL, at its option, may redeem the Notes of either series in whole or in part at any time by paying 100% of the principal amount of such series of Notes, together with accrued and unpaid interest, if any, plus a “make-whole” premium.

The above description of the Indenture does not purport to be a complete summary of, or a complete statement of the parties’ rights and obligations under, the Indenture and is qualified in its entirety by reference to the terms of the Indenture, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

On December 24, 2012, the Company issued a press release announcing the closing of the offering of the Notes by the Issuers.  The Company also announced the delivery of a notice of redemption to redeem any and all of the Company’s 9.00% Senior Notes due 2015 (“9% Notes”) to all holders of 9% Notes.  In addition, the Company announced that the conditional notice of redemption to redeem any and all of CCL’s 7.750% Senior Secured Notes due 2017 (“7.750% Notes”) previously delivered to all holders of 7.750% Notes became unconditional on December 24, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Management Agreement

On December 24, 2012, CCL and the Guarantors entered into a management agreement (“Management Agreement”) with Crown Castle USA Inc., an indirect wholly owned subsidiary of the Company (“Manager”). The Management Agreement replaced the previous management agreement that existed among the parties. Pursuant to the Management Agreement, the Manager will continue to perform, on behalf of CCL and the Guarantors, those functions reasonably necessary to maintain, market, operate, manage and administer their respective sites. Crown Castle USA Inc. currently acts as the manager of the majority of the towers held by subsidiaries of the Company.

The above description of the Management Agreement does not purport to be a complete summary of, or a complete statement of the parties’ rights and obligations under, the Management Agreement and is qualified in its entirety by reference to the terms of the Management Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

On December 24, 2012, the Issuers entered into a registration rights agreement relating to the Notes, by and among the Issuers, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers of the Notes (“Registration Rights Agreement”).  The Registration Rights Agreement requires the Issuers, at their cost, to use their commercially reasonable efforts to, among other things: (i) file a registration statement with respect to the Notes to be used in connection with the exchange of each series of Notes for publicly registered notes with substantially identical terms in all material respects (except for the transfer restrictions relating to the Notes); (ii) cause the applicable registration statement to become effective under the Securities Act; and (iii) upon the effectiveness of the applicable registration statement, commence an exchange offer.  In addition, under certain circumstances, the Issuers may be required to file a shelf registration statement to cover resales of the Notes.

If (i) the exchange offer has not been completed for each series of Notes on or prior to the day that is 365 days after the date of the original issuance of the Notes; (ii) if applicable, a shelf registration statement covering resales of each series of Notes has not been filed or declared effective within the time periods set forth in the Registration Rights Agreement; or (iii) if applicable, after a shelf registration statement is filed and declared effective, such shelf registration statement thereafter ceases to be effective or fails to be usable for its intended purpose at any time during the shelf registration period (subject to certain conditions and exceptions) (each such event referred to in clauses (i) through (iii) above, a “Registration Default”), then the Issuers will be obligated to pay additional interest to each holder of the Notes of a particular series that is subject to transfer restrictions, with respect to the first 90-day period immediately following the occurrence of a Registration Default relating to such series of Notes, at a rate equal to 0.25% per annum on the principal amount of the Notes of such series that are subject to transfer restrictions held by such holder.  The amount of additional interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period in which the Registration Default is continuing with regard to such series of Notes, up to a maximum amount of additional interest for all Registration Defaults of 1.00% per annum on the principal amount of the Notes of a series that are subject to transfer restrictions, until all such Registration Defaults relating to such series of Notes have been cured.

The above description of the Registration Rights Agreement does not purport to be a complete summary of, or a complete statement of the parties’ rights and obligations under, the Registration Rights Agreement and is qualified in its entirety by reference to the terms of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 under “Indenture” is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On December 26, 2012, the Company issued a press release announcing the early settlement results of its previously announced cash tender offer (“9% Tender Offer”) for any and all of its outstanding 9% Notes. Acceptance of 9% Notes in the 9% Tender Offer was subject to the satisfaction or waiver of certain conditions as set forth in the offer to purchase and the related letter of transmittal delivered to holders of the 9% Notes on December 11, 2012. The December 26th press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On December 26, 2012, based on the final early settlement results of the 9% Tender Offer, CCL accepted for purchase $515,458,000 aggregate principal amount of the 9% Notes validly tendered on or prior to the early tender date in the 9% Tender Offer.

On December 26, 2012, the Company issued a press release announcing the final results of CCL’s previously announced cash tender offer (“7.750% Tender Offer”) for any and all of CCL’s outstanding 7.750% Notes. The 7.750% Tender Offer was subject to the satisfaction or waiver of certain conditions as set forth in the offer to purchase and the related letter of transmittal delivered to holders of the 7.750% Notes on December 11, 2012. The December 26th press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On December 26, 2012, based on the final results of the 7.750% Tender Offer, CCL accepted for purchase $670,557,000 aggregate principal amount of the 7.750% Notes validly tendered in the 7.750% Tender Offer.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

4.1
Indenture, dated as of December 24, 2012, by and among CC Holdings GS V LLC, Crown Castle GS III Corp., each of the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1
Management Agreement, dated as of December 24, 2012, by and among Crown Castle USA Inc., as Manager, and Global Signal Acquisitions LLC, Global Signal Acqusitions II LLC, Pinnacle Towers LLC and the direct and indirect subsidiaries of Pinnacle Towers LLC, collectively, as Owners.

10.2
Registration Rights Agreement, dated as of December 24, 2012, by and among CC Holdings GS V LLC, Crown Castle GS III Corp., each of the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers.

99.1	Press Release, dated December 24, 2012

99.2	Press Release, dated December 26, 2012

99.3	Press Release, dated December 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL
CORP.

By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and
General Counsel

Date:  December 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of December 24, 2012, by and among CC Holdings GS V LLC, Crown Castle GS III Corp., each of the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1
Management Agreement, dated as of December 24, 2012, by and among Crown Castle USA Inc., as Manager, and Global Signal Acquisitions LLC, Global Signal Acqusitions II LLC, Pinnacle Towers LLC and the direct and indirect subsidiaries of Pinnacle Towers LLC, collectively, as Owners.

10.2
Registration Rights Agreement, dated as of December 24, 2012, by and among CC Holdings GS V LLC, Crown Castle GS III Corp., each of the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers.

99.1	Press Release, dated December 24, 2012

99.2	Press Release, dated December 26, 2012

99.3	Press Release, dated December 26, 2012